PRESS RELEASE	SOURCE: First Trust Advisors L.P.

First Trust Announces Adjournment of the Joint Special Meeting of Shareholders Relating to the Reorganizations of First Trust High Income Long/Short Fund and First Trust/abrdn Global Opportunity Income Fund with and into abrdn Income Credit Strategies Fund

WHEATON, IL – (BUSINESS WIRE) – April 18, 2024 – First Trust Advisors L.P. (“FTA”) announced today that the joint special meeting of shareholders of each of First Trust High Income Long/Short Fund (NYSE: FSD) and First Trust/abrdn Global Opportunity Income Fund (NYSE: FAM) (each, a “Fund” and collectively, the “Funds”) held on April 18, 2024 has been adjourned in order to permit additional solicitation of shareholders of each Fund and to allow shareholders additional time to vote on the respective reorganizations of the Funds with and into abrdn Income Credit Strategies Fund (“ACP”). The joint special meeting of shareholders of the Funds will reconvene on Thursday, May 30, 2024 at 12:30 Central time in the offices of FTA at 120 East Liberty Drive, Suite 400, Wheaton, Illinois (the “Meeting”).

Shareholders of record of each Fund as of the close of business on October 23, 2023, are entitled to vote at the Meeting. Whether or not shareholders plan to attend the Meeting, it is important that their shares be represented and voted at the Meeting. Shareholders may vote their shares by one of the methods described in the proxy materials previously mailed to them, which includes a combined proxy statement and prospectus (the “proxy statement”). The proxy statement contains important information regarding the proposed reorganizations and shareholders of the Fund are urged to read the proxy statement and accompanying materials carefully. The proxy statement is also available at https://www.ftportfolios.com/Common/ContentFileLoader.
aspx?ContentGUID=e7273425-e2a9-48b7-bb6d-73153c910a7a and the Securities and Exchange Commission’s website at www.sec.gov. If shareholders have any questions regarding the proposals, or need assistance voting, they may call EQ Fund Solutions, LLC at (866) 620-8437. The Boards of Trustees of the Funds believe the reorganizations are in the best interests of the Fund and recommend that shareholders of each Fund vote “FOR” the reorganization.

FTA is a federally registered investment advisor and serves as the investment advisor of the Fund. FTA and its affiliate First Trust Portfolios L.P. (“FTP”), a FINRA registered broker-dealer, are privately-held companies that provide a variety of investment services. FTA has collective assets under management or supervision of approximately $226 billion as of March 31, 2024 through unit investment trusts, exchange-traded funds, closed-end funds, mutual funds and separate managed accounts. FTA is the supervisor of the First Trust unit investment trusts, while FTP is the sponsor. FTP is also a distributor of mutual fund shares and exchange-traded fund creation units. FTA and FTP are based in Wheaton, Illinois.

In the United States, abrdn is the marketing name for the following affiliated, registered investment advisers: abrdn Inc., abrdn Investments Limited, abrdn Asia Limited, abrdn Private Equity (Europe) Limited and abrdn ETFs Advisors LLC.

Additional Information / Forward-Looking Statements

This press release is not intended to, and shall not, constitute an offer to purchase or sell shares of the Funds or ACP; nor is this press release intended to solicit a proxy from any shareholder of the Funds. The Funds and their trustees and officers, FTA, abrdn and certain of their respective officers and employees, and other persons may be deemed under the rules of the Securities and Exchange Commission to be participants in the solicitation of proxies from shareholders in connection with the matters described above. Information about each Fund’s trustees and officers, FTA and its officers and employees, and other persons may be found in the proxy statement.

Certain statements made in this news release that are not historical facts are referred to as “forward-looking statements” under the U.S. federal securities laws. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements due to numerous factors. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ from the historical experience of FTA and the funds managed by FTA and its present expectations or projections. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. FTA, the Funds and ACP undertake no responsibility to update publicly or revise any forward-looking statements.

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CONTACT: Jeff Margolin – (630) 517-7643

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CONTACT: Daniel Lindquist – (630) 765-8692

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CONTACT: Chris Fallow – (630) 517-7628

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SOURCE: First Trust Advisors L.P.